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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         May 31, 2005
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                    0-1349                      04-1864170
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

      225 Windsor Drive, Itasca, IL                                 60143
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (630) 875-5300
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS


On May 31, 2005, Enesco Group, Inc. issued a press release announcing a covenant default under its existing United States credit facility. The press release is attached as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Enesco Group, Inc.
                                             -----------------------------------
                                                        (Registrant)

Date   May 31, 2005                          By: /s/ Cynthia Passmore-McLaughlin
     ----------------                           --------------------------------
                                                Cynthia Passmore-McLaughlin,
                                                President and Chief Executive
                                                Officer






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                                  Exhibit Index


Exhibit 99.1 Enesco Press Release dated May 31, 2005 announcing the United States credit facility covenant default.